EXHIBIT 24

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                            FORM 10-K
                        POWER OF ATTORNEY
                        _________________


    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, WARD M. MILLER, JR. and MARTIN H. MICHAEL and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of March 5, 1998.

Signature                               Title
_________                               _____

                                        Chairman of the Board and Chief
                                        Executive Officer - Principal
/s/James E. Preston                     Executive Officer and Director
___________________
James E. Preston


                                        Vice Chairman, Chief Operating
/s/Charles R. Perrin                    Officer and Director
___________________
Charles R. Perrin

                                        Senior Vice President,
                                        Chief Financial Officer
/s/Robert J. Corti                      Principal Financial Officer
__________________
Robert J. Corti

                                        Vice President and Controller -
/s/Michael R. Mathieson                 Principal Accounting Officer
_______________________
Michael R. Mathieson

                                        President, Avon Products, Inc.
/s/Andrea Jung                          and Director
_______________________
Andrea Jung


                                        Executive Vice President,
                                        President, Avon North America
/s/Susan J. Kropf                       and Director
_______________________
Susan J. Kropf





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Signature                               Title
_________                               _____

/s/Brenda C. Barnes                     Director
___________________
Brenda C. Barnes

/s/Richard S. Barton                    Director
____________________
Richard S. Barton

/s/Remedios Diaz Oliver                 Director
_______________________
Remedios Diaz Oliver

/s/Edward T. Fogarty                    Director
____________________
Edward T. Fogarty

/s/Charles S. Locke                     Director
___________________
Charles S. Locke

/s/Ann S. Moore                         Director
_______________
Ann S. Moore